September 9, 2022  Yie‐Hsin Hung  Dear Yie‐Hsin:  I am pleased to offer you employment with State Street Global Advisors Trust Co. (together with  its parent, State Street Bank & Trust Co., its parent State Street Corporation and its or their direct  and indirect subsidiaries, referred to below as “State Street” or the “Company”). This letter and  the documents attached to it, including the Restrictive Covenant Agreement attached as  Appendix A, contain a summary of the initial terms of your employment (the “Terms Summary”).  To accept State Street’s offer of employment, please sign and date one copy of this document  and return it by e‐mailing a scanned copy to your recruiter. Your expected start date is no later  than December 5, 2022. Please retain a copy of this Terms Summary for your records.  General Terms  Position Details  You will be employed in the position of Executive Vice President, Chief Executive Officer of State  Street Global Advisors, within job family Management Committee / Executive Management. In  this role, you will have such duties, responsibilities and authorities as are commensurate with the  position of CEO of State Street Global Advisors, including the right to hire and, fire, allocate  resources,  assume P&L responsibility, lead SSGA’s Executive Management Group and make all  strategic decisions with respect to State Street Global Advisors.  You will report directly to the  Chief Executive Officer of State Street Corporation, currently Ronald O’Hanley, and will be a  member of the Executive Committee.   You agree to perform the duties of your position and such other duties as may be assigned to you  from time to time, in a diligent and competent manner. Further, while employed by State Street,  you will devote your full working time and your best efforts, business judgment, skill and  knowledge exclusively to the advancement of the business interests of State Street. Your  agreement to do so is a material inducement to State Street’s willingness to extend this offer of  employment to you. This is a full‐time position. Notwithstanding the foregoing, nothing shall  preclude you from engaging in professional, educational, religious, civic, charitable or similar  types of activities, community affairs and/or managing your (or your family’s) personal  investments and affairs, provided that these activities do not interfere or conflict with the  performance of your duties and responsibilities hereunder, including without limitation your  obligations to comply with the policies of State Street governing outside activities.  Exhibit 10.13

2 Place of Work, Commuting, and Business Travel  At the start of your employment, we expect that you will work remotely from New York, though  your official work location will be our offices in Stamford, Connecticut.  Effective January 1, 2024, your official work location will become our offices in Boston,  Massachusetts.  From that point, if you elect not to live in the Boston area, you will be personally  responsible for the cost of any travel to and from our offices in Boston as well as any personal  income tax liability related to your presence in Massachusetts, just as you would if you instead  chose to live in the Boston area.  You will be responsible for reimbursing the Company for the aggregate incremental cost of any  business travel originating from a city other than Boston for non‐business reasons. By way of  example, if you continue to live in New York, and the cost of first‐class airfare from New York to  visit a client exceeds the cost of comparable travel from Boston, you will be required to  reimburse the Company for that difference.  Base Compensation  State Street will pay you a base salary at the initial gross rate of at least $700,000, annually, for all  hours worked. You will not be eligible to earn overtime pay. State Street currently uses a bi‐ weekly pay cycle which generally results in payment every other Friday. State Street may adjust  this base salary (upward only, not downward)  and pay cycle from time to time.  Incentive Compensation Plan Participation  State Street’s approach to employee compensation is based on total compensation and pay‐for‐ performance. Employees generally have the opportunity to earn some type of variable,  discretionary incentive pay in addition to base compensation through State Street’s incentive  compensation or structured incentive plans. Incentive compensation may be delivered in the  form of immediate or deferred awards. For Executive Vice Presidents, the standard 2021  performance year split between immediate and deferred awards was 10% immediate / 90%  deferred.  Receipt of incentive compensation is subject to the terms and conditions of the  applicable plan and deferred award documents approved by the Board of Directors of State  Street Corporation or its delegate (the “Board”) as in effect from time to time, including any  forfeiture and/or clawback provisions therein. Although State Street intends to continue to use  incentive compensation and structured incentive plans to reward performance indefinitely, it  may amend, modify or terminate its plans and programs at any time. State Street’s incentive  compensation program is subject to the applicable guidance and regulations of the Board of  Governors of the Federal Reserve System (“FRB”) and of other United States and international  regulators, which may require that certain risk‐mitigating features be included in your incentive  awards. Because your position will be deemed a “material risk taker” position for FRB purposes,  your incentive awards will be subject to applicable clawback/ forfeiture requirements, in addition  to any other State‐Street‐determined clawback/ forfeiture provisions.  Other than as set forth below, you will be eligible to be considered for annual discretionary  incentive compensation awards under the State Street incentive compensation plan applicable to  your role (the "Plan”). Awards under the Plan are made at the sole discretion of the Board or its  delegate and are based upon company performance, individual performance, risk factors and  such other factors as determined by the Board, or its delegate. State Street may adjust the  proportion of cash and deferred compensation in each award, the type, form and structure of  deferred compensation, as well as the threshold for deferred compensation eligibility at any time.

3 Incentive compensation awards are typically made in the first quarter of each calendar year. You  must be employed on the date an award is made in order to receive it. The variable incentive  compensation described above, together with your base salary, constitute the components of  your total compensation package under State Street’s total compensation structure.  2022 and 2023 Incentive Compensation. For the 2022 performance year, you will not be eligible  to be considered for an incentive compensation award.  For the 2023 performance year, you will be eligible to be considered for an incentive  compensation award under the Plan. A target amount of $7,800,000 will be used in determining  the amount of your 2023 award.  Please understand that a target is not a guarantee but represents the approximate amount you  can expect to be awarded under the Plan with respect to your performance in 2023. Like all  awards under State Street incentive compensation plans, the amount ultimately awarded to you  may vary up or down at the sole discretion of State Street based upon your individual, team and  business unit performance, risk factors, overall Plan funding, the capital reserve requirements of  State Street, your 2023 performance assessment, and such other factors as determined by the  Board or its delegate in its discretion.  The target will be used in determining the amount of your incentive compensation award for the  specified year only and will not be used to determine any other awards you are considered for in  any State Street incentive plan for subsequent years. Payment under the Plan will be made in  cash and/or deferred awards, pursuant to the cash/deferral split determined by the Board which  shall include the same or higher percentage of immediate cash vs. deferred compensation as  awards to similarly situated executives of State Street. An award of incentive compensation in  one year does not guarantee an award in any future year.  Sign‐On Awards  In addition, State Street is pleased to provide you these sign‐on bonus awards –  Cash Sign‐On. You will receive a one‐time cash sign‐on bonus (the “Cash Sign‐On”) in the gross  amount of $4,000,000, payable in advance as soon as practicable following your first day of  employment, provided you are employed by State Street on the payment date. You will earn this  Cash Sign‐On bonus upon the completion of one (1) year of employment with State Street. You  agree that if you resign from employment with State Street for any reason within one (1) year of  your first day of employment, you will repay the entire amount, through deduction from final  pay (which you hereby authorize) in a manner consistent with applicable law, within two (2)  weeks of the termination date. For the avoidance of doubt, State Street will not seek to recover  the Additional Cash Sign‐On following any termination of your employment by State Street,  except to the extent it may be required to do so pursuant to applicable law, rules, or regulations.  Sign‐On DVA. You will receive a one‐time sign‐on deferred value award (the “Sign‐on DVA”) with  an economic value at the time of the award of $2,000,000 promptly following your first day of  employment, provided you are employed by State Street on the grant date. It will vest in a single  installment on February 15, 2024. The Sign‐on DVA will be granted under the State Street  Corporation Supplemental Cash Incentive Plan, subject to all terms and conditions set forth in  the applicable plan documents and Deferred Value Award agreement, including without  limitation any forfeiture and/or clawback provisions contained therein. You will have to accept  the then‐current form of Deferred Value Award in order to receive the award.

4 Additional Sign‐On Awards  Additional Cash Sign On. You will receive an additional one‐time cash sign‐on bonus (the  “Additional Cash Sign‐On”) in the gross amount of $1,500,000, payable on the six‐month  anniversary of your start date, but no later than June 30, 2023, provided you are employed by  State Street on the payment date. You will earn this Additional Cash Sign‐On bonus upon the  completion of one (1) year of employment with State Street. You agree that if you resign from  employment with State Street for any reason within one (1) year of your first day of  employment, you will repay the entire amount, through deduction from final pay (which you  hereby authorize) in a manner consistent with applicable law, within two (2) weeks of the  termination date. For the avoidance of doubt, State Street will not seek to recover the Additional  Cash Sign‐On following any termination of your employment by State Street, except to the  extent it may be required to do so pursuant to applicable law, rules, or regulations.  Additional Sign‐On DVA. In February 2023, you will receive an additional one‐time sign‐on  deferred value award (the “Additional Sign‐On DVA”) with an economic value at the time of the  award of $3,000,000, provided you are employed by State Street on the grant date. It will vest in  three equal installments, on February 15, 2024, February 15, 2025, and February 15, 2026.  Sign‐On DSA. In February 2023, you will receive a one‐time sign‐on deferred stock award (the  “Sign‐On DSA”) with an economic value at the time of the award of $5,000,000, provided you are  employed by State Street on the grant date. It will vest in three equal installments, on February  15, 2024, February 15, 2025, and February 15, 2026.  The Additional Cash Sign‐On, Additional Sign‐On DVA and Sign‐On DSA will be subject to the  applicable laws, regulations, and guidance in force at the time they are granted. Calculation of  the grant value in respect of the Sign‐On DSA will be determined with reference to the price of  State Street shares on the New York Stock Exchange on the date of Board approval. The grant of  the Sign‐On DSA and the grant of the Additional Sign‐On DVA are subject to the approval of the  Board and to your acceptance of the terms and conditions of the applicable plan and award  agreement documents in effect at the time of grant, including without limitation any forfeiture  and/or clawback provisions contained therein.  Relocation Assistance  Should you elect to move from New York to Boston, you will be eligible to receive Relocation  assistance as set forth in the Relocation Assistance agreement which will be sent to you under  separate cover. Relocation Assistance is managed by State Street’s Global Mobility group.  Relocation Assistance will be available to you for a relocation within twenty‐four (24) months of  your start date, and later if mutually agreed.  Benefit Program Participation  You will be eligible to participate in all employee benefit programs that State Street makes  available to its U.S. employees, subject to the eligibility requirements and other terms and  conditions contained in the applicable plan documents. The State Street Benefits Overview, which  provides information regarding State Street’s current benefit plan offerings, will be provided  under a separate cover.  You will also be entitled to certain additional benefits that are also provided to executives at the  Executive Vice President level within the Company, such as an executive physical examination  program, and umbrella liability insurance.

5 Visit Fidelity NetBenefits at www.netbenefits.com/statestreet for additional information about  State Street’s benefits plans. State Street also provides a wide variety of talent development  opportunities, which include online and instructor‐led classes across a wide range of disciplines  and topics, as well as mentors and numerous on‐the‐job experiences and skill‐building  opportunities.  Although State Street intends to continue to offer valuable employee benefits and training  programs for its employees indefinitely, it may amend, modify or terminate such programs at any  time.  Vacation  Currently, State Street’s policies allow you to accrue vacation time at the rate of four (4) weeks  per year. Vacation currently accrues annually, on a calendar year basis, so you will begin earning  vacation at this rate commencing on your start date. For more information, please refer to the  State Street Benefits Overview.  Additional Terms and Conditions  At‐Will Employment  Your employment at State Street is at‐will. This means that either you or State Street may  terminate the employment relationship at any time, for any reason. Nothing in this Terms  Summary or any of the documents referenced in it obligates State Street to continue your  employment for any particular period or level of compensation. Only the Chief Executive Officer  of State Street may authorize, in writing, any change to the at‐will status of your employment.  Conditions to Employment  This offer of employment is subject to your satisfaction of the following conditions:  • Background Investigation. You must consent to a background investigation (including  credit history, criminal background, education and employment verification), and the  results of such investigation must be satisfactory to State Street. Unsatisfactory results in  the background investigation will result in withdrawal of this offer of employment or  termination of employment.  • Restrictive Covenant Agreement. You must sign and return this Terms Summary and abide  by all its terms, including those terms contained in the Restrictive Covenant Agreement in  Appendix A.  • Additional Employment‐Related Agreements and Codes.  You will also be required to  complete State Street’s on‐line Standard of Conduct (and Code of Ethics where applicable)  certification and learning assessment following the commencement of employment, as a  condition of continued employment.  • Eligibility for Employment.  You must also document your eligibility to work in the United  States by providing identification and/or employment eligibility documents which satisfy the  requirements of U.S. law. State Street will also use an electronic system established by the federal  government (E‐ Verify) to verify your employment eligibility. Further information regarding State  Street’s use of E‐ Verify is posted in the workplace.  • Political Donations. In addition, if required by your business unit, level and/or position, you  may be required, as a condition of initial and/or continuing employment, to complete a

6 questionnaire regarding certain state and local political contributions made by you and/or your  dependents in order to establish your eligibility for employment with State Street.  Nonimmigrant Visa Classification  If you are an individual holding a time‐limited authorization to work in the United States (such as an  H‐1B or L‐1 visa), your inability to continue working for State Street following the expiration of  that visa will constitute a voluntary termination of your employment for the purpose of any State  Street compensation or benefit plan or program. You further understand and agree that the  decision to extend or not to extend any nonimmigrant visa classification is solely State Street’s.  Miscellaneous  By accepting this offer of employment, you represent and warrant that your accepting  employment with and performing services for State Street will not breach or be in conflict with  your obligations to any third party and that you are not now subject to any covenant against  competition, covenant against solicitation, court order or other agreement or obligation that  could affect your performance of your duties and obligations to State Street. You further agree  that you will not disclose to or use on behalf of State Street any confidential or proprietary  information of any third party without that party’s consent.  All payments made to you during your employment shall be reduced by any tax or other amounts  legally required to be withheld by State Street and any lawful deductions authorized by you.  This Terms Summary and the documents referenced in it set forth the entire agreement between  you and State Street, and replace all prior and contemporaneous communications, agreement  and understandings, written and oral, with respect to the terms and conditions of your  employment.  Acceptance and New Hire Process  In order to make your onboarding process as smooth as possible, you will need to complete a  series of new hire tasks within the required timeframes. Failure to complete these steps promptly  will impact your start date.   Offer Letter – Please sign and date one copy of this document and return it by emailing a  scanned copy to the contact listed below.   Fingerprinting – You will receive a Workday task instructing you to complete the  necessary Global Security tasks and to visit one of State Street’s Global Security offices as  soon as possible but no less than 6 business days prior to your start date to be  fingerprinted.   Employment Work Authorization – Section 1 of the electronic Form I‐9 must be  complete on or before your first day of employment. Section 2 of the form may be  completed at the time of fingerprinting, but no later than 2 business days following your  date of employment.  (The remainder of this page is intentionally left blank.)

7 During your first week of employment, you will receive a MyWorkday task to visit the Employee  Onboarding portal which will provide you with a high level overview of State Street’s culture,  values, communities and informational links that will assist you as you begin to assimilate into the  organization. Prior to your employment commencing, you will be assigned MyWorkday tasks to  complete all the required Global Security tasks, update your personal data and enroll in direct  deposit. Please ensure these tasks are completed promptly to ensure your new employee record  is updated accordingly.  Please return all signed documentation via email to me at kmhorgan@statestreet.com.  I am delighted to extend this offer of employment to you on behalf of State Street and hope that  you will choose to join our team.    STATE STREET GLOBAL ADVISORS TRUST COMPANY      /s/ Kathryn M. Horgan      Kathryn M. Horgan  Chief Human Resources and Citizenship Officer      By signing and dating below, I represent and agree that I have read, understand and agree to the  terms and conditions of this Terms Summary as set forth above, including the Restrictive  Covenant Agreement at   Appendix A.        Signed: _/s/ Yie‐Hsin Hung____________________      Date: __9/16/22_________  Yie‐Hsin Hung    Effective date of hire:  no later than December 5, 2022  ☒ Accept Offer  ☐ Reject Offer: Please provide a brief description for rejecting offer:

8 Appendix A  Restrictive Covenant Agreement  1. Confidentiality  You acknowledge that in connection with your employment by State Street, you will learn of, and  may create Confidential Information as defined below. Subject to the below section labeled  “Certain Limitations” you agree as follows:   All Confidential Information is and shall remain the property of State Street, its Affiliates  and/or its or their licensors, suppliers or customers.   You will always preserve as confidential all Confidential Information and will never use it  for your own benefit or for the benefit of others; this includes that you will not use any  knowledge of activities or positions in the accounts or cash accounts of State Street, its  subsidiaries, or any of their respective clients for your own personal gain or for the gain  of others.   You will not disclose, divulge, or communicate Confidential Information to any  unauthorized person, business or corporation during or after the termination of your  employment with State Street. You will use your best efforts and exercise due diligence  to protect, to not disclose, and to keep as confidential all Confidential Information.   You will not initiate or facilitate any unauthorized attempts to intercept data in  transmission or attempt entry into data systems or files. You will not intentionally affect  the integrity of any State Street data or systems through the introduction of  unauthorized code or data, or through unauthorized deletion or addition. You will abide  by all applicable Corporate Information Security procedures and policies designed to  protect State Street’s data.   Upon request and at the termination of your employment, you agree to return to the  Company or, if so directed by the Company, to destroy any and all copies of materials in  your possession containing Confidential Information.    These terms do not apply to any information which (i) is previously known to you without an  obligation of confidence, (ii) is publicly disclosed (other than by you in violation of this Agreement  or any other obligation of confidence) either prior to or subsequent to your receipt of such  information, or (iii) is rightfully received by you from a third party without obligation of  confidence and other than in relation to your employment with State Street or (iv) your contact  lists, whether in electronic or paper form (e.g. rolodex, Outlook contacts, etc.).  Your obligations under this Confidentiality section shall survive the termination of your  employment, without regard to the reason for such termination.  2. Assignment and Disclosure  You hereby acknowledge that, by reason of being employed by State Street, to the fullest extent  permitted by law, all inventions, works, deliverables, products, methodologies and other work  product conceived, created and/or reduced to practice by you, individually or jointly with others,  during the period and within the scope of your employment by State Street and relating to the  business or demonstrably anticipated business, products, activities, research or development of  State Street or any of its Affiliates or resulting from any work performed by you for State Street or  any of its Affiliates, including any track record with which you may be associated as an investment  manager or fund manager, or making use of Confidential Information or any of the equipment or  facilities of State Street or any of its Affiliates (“Work Product”) that consists of copyrightable

9 subject matter is “work made for hire” as defined in the Copyright Act of 1976 (17 U.S.C. § 101),  and such copyrights are therefore owned, upon creation, exclusively by State Street. To the extent  the foregoing does not apply and to the extent permitted by law, you hereby assign and agree to  assign, for no additional consideration, all of your rights, title and interest in any Work Product  and any intellectual property rights therein to State Street and its Affiliates.  You hereby waive in  favor of State Street and its Affiliates any and all artist’s or moral rights (including without  limitation, all rights of integrity and attribution) you may have pursuant to any state, federal or  foreign laws, rules or regulations in respect of any Work Product and all similar rights thereto.  You will not pursue any ownership or other interest in such Work Product, including any  intellectual property rights.  You will promptly disclose, in writing, to State Street all Work Product, whether or not patentable  or copyrightable. You agree to reasonably cooperate with State Street (a) to transfer to State  Street and its Affiliates the Work Product and any intellectual property rights therein, (b) to obtain  or perfect such rights, (c) to execute all papers, at State Street’s expense, that State Street shall  deem necessary to apply for and obtain domestic and foreign patents, copyright and other  registrations, and (d) to protect and enforce State Street’s and its Affiliates’ interest in them.  These obligations shall continue beyond the period of your employment with respect to Work  Product conceived or made by you during the period of your employment.  You hereby represent and warrant that you do not possess any pre‐existing rights in any  inventions, works, deliverables, products, methodologies and other work product and will not  use any pre‐existing rights during your period of employment by State Street. However, in the  event that you create any inventions, works, deliverables, products, methodologies and other  work product that are not assigned to State Street pursuant to the promises above and you  subsequently incorporate any such inventions, works, deliverables, products, methodologies and  other work product into any work that you perform or create for State Street or any of its  Affiliates during the period of your employment by State Street, you hereby irrevocably grant to  State Street and its Affiliates a royalty‐free, fully paid‐up, perpetual, transferable, worldwide,  non‐exclusive license (with the right to sublicense) to make, have made, copy, modify, make  derivative works of, use, offer to sell, sell, import and otherwise distribute such inventions or  works.  3. Certain Limitations  Nothing in this Appendix A, or in the Terms Summary to which it is appended, prohibits you from  reporting possible violations of federal law or regulation to any governmental agency or  regulatory authority or from making other disclosures that are protected under the whistleblower  provisions of federal law or regulation.   Moreover, nothing in this Appendix A, or in the Terms Summary to which it is appended, requires  you to notify the Company that you have made any such report or disclosure. However, in  connection with any such activity, you acknowledge you must take reasonable precautions to  ensure that any confidential information that is disclosed to such authority is not made generally  available to the public, including by informing such authority of the confidentiality of the same.  You shall not be held criminally or civilly liable under any Federal or State trade secret law if you  disclose a State Street trade secret (i) in confidence to a Federal, State, or local government  official, either directly or indirectly, or to an attorney, solely for the purposes of reporting or  investigating a suspected violation of law; or (ii) in a complaint or other document filed in a  lawsuit or other proceeding, if such filing is made under seal.

10 Despite the foregoing, you also acknowledge that you are not permitted to disclose to any third‐ party, including any governmental or regulatory authority, any information learned in the course  of your employment that is protected from disclosure by any applicable privilege, including but  not limited to the attorney‐client privilege, attorney work product doctrine, the bank examiner’s  privilege, and/or privileges applicable to information covered by the Bank Secrecy Act (31 U.S.C.  §§ 5311‐5330), including information that would reveal the existence or contemplated filing of a  suspicious activity report. The Company does not waive any applicable privileges or the right to  continue to protect its privileged attorney‐client information, attorney work product, and other  privileged information.  4. Post‐Employment Cooperation  You agree that, following the termination of your employment with State Street and its Affiliates,  you will reasonably cooperate with State Street with respect to any matters arising during or  related to your employment, including but not limited to any litigation, governmental  investigation, or regulatory or other proceeding. State Street shall reimburse you for any  reasonable and pre‐approved out‐of‐pocket and properly documented expenses (including first‐ class travel and accommodations) you incur in connection with such cooperation.  5. Enforcement  You acknowledge and agree that the provisions contained in this Appendix A are necessary to the  protection of the Company’s and its Affiliates’ business and goodwill and are material and integral  to the undertakings of the Company and its Affiliates. You further agree that State Street and its  Affiliates will be irreparably harmed in the event such provisions are not performed in accordance  with their specific terms or are otherwise breached. Accordingly, if you fail to comply with such  provisions, State Street or any of its Affiliates shall be entitled to injunctive or other equitable  relief or remedy in addition to, and not in lieu of, any other relief or remedy at law to which it or  they may be entitled hereunder, without the need to post bond. In addition, State Street or any of  its Affiliates shall be entitled to recover its or their reasonable attorneys’ fees and costs incurred  in connection with obtaining any relief as a result of your breach of any of your obligations under  this Appendix A. You acknowledge and agree that no change in the nature or scope of your  employment or other relationship with State Street or any of its Affiliates shall operate to excuse  you from the performance of your obligations hereunder.  6. No Waiver  No delay or waiver by the Company in exercising any rights under this Appendix A shall operate as  a waiver of that right or of any other right. Any waiver or consent as to any of the provisions  herein provided by the Company must be in writing, is effective only in that instance, and may  not be construed as a broader waiver of rights or as a bar to enforcement of the provision(s) at  issue on any other occasion.  7. Interpretation of Business Protections  The representations and agreements made by you in this Appendix A shall be construed and  interpreted in any judicial or other adjudicatory proceeding to permit their enforcement to the  maximum extent permitted by law, and each of the provisions in this Appendix A is severable and  independently enforceable without reference to the enforcement of any other provision. If any  restriction set forth in this Appendix A is found by any court of competent jurisdiction to be  unenforceable because it extends for too long a period of time or over too great a range of  activities or in too broad a geographic area, it shall be interpreted to extend only over the  maximum period of time, range of activities or geographic area as to which it may be enforceable.

11 8. Definitions  For the purpose of clarity, the following terms in this Appendix A are defined as follows:  “Confidential Information” means any and all information of State Street and its Affiliates that is  not generally available to the public, and includes any information received by State Street or any  of its Affiliates from any third party with the understanding, express or implied, that it would be  kept confidential. By way of example, Confidential Information includes but is not limited to all  trade secrets, trade knowledge, systems, software, code, data documentation, files, formulas,  processes, programs, training aids, printed materials, methods, books, records, client files, policies  and procedures, client and prospect lists, employee data and other information relating to the  operations of State Street and to its customers, and information concerning any and all  discoveries, inventions or improvements thereof made or conceived by you or others for State  Street whether or not patented or copyrighted, as well as cash and securities account transactions  and position records of clients, regardless of whether such information is formally designated as  “confidential.” Notwithstanding the foregoing, Confidential Information does not include  information which (i) is previously known to you without an obligation of confidence, (ii) is  publicly disclosed (other than by you in violation of this Agreement or any other obligation of  confidence) either prior to or subsequent to your receipt of such information, (iii) is rightfully  received by you from a third party without obligation of confidence and other than in relation to  your employment with State Street, or (iv) your contact lists, whether in electronic or paper form  (e.g. rolodex, Outlook contacts, etc.)  “Affiliates” means any entity controlling, controlled by or under common control with State  Street, including State Street Corporation and its direct and indirect subsidiaries and the direct  and indirect subsidiaries of State Street.  “Client” means a present or former customer or client of State Street or any of its Affiliates with  whom you have had, or with whom individuals supervised by you have had, personal contact, or  with respect to whom you have had access to Confidential Information which would assist in your  solicitation of such customer or client, in each case at any time during your employment with  State Street or any of its Affiliates, or with respect to any restriction related to a Client that follows  termination of your employment, within twelve months prior to the date your employment with  State Street ends.  A former customer or client means any such customer or client for which State  Street or any of its Affiliates stopped providing all services during your employment with State  Street or any of its Affiliates, or with respect to any restriction related to a Client that follows  termination of your employment, within twelve months prior to the date your employment with  State Street ends.  “Prospective Client” means a prospective customer or client of State Street or any of its Affiliates  with whom you have had, or with whom individuals supervised by you have had, personal contact,  or with respect to whom you have had access to Confidential Information which would assist in  your solicitation of such prospective customer or client, in each case at any time during your  employment with State Street or any of its Affiliates, or with respect to any restriction related to a  Prospective Client that follows termination of your employment, within twelve months prior to  the date your employment with State Street ends.  “Solicitation of Business” means the attempt through direct or indirect contact by you or by any  other person or entity with your assistance to induce a Client to:  a. transfer the Client’s business from State Street or any of its Affiliates to any other person  or entity;  b. cease or curtail the Client’s business with State Street or any of its Affiliates; or

12 c. divert a business opportunity from State Street or any of its Affiliates to any other person  or entity.  9. Non‐Disparagement  Subject to the section labeled “Certain Limitations”, above, you agree that, whether during your  employment or following the termination thereof, you shall not make any false, disparaging, or  derogatory statements to any media outlet (including, but not limited to, Internet‐based chat  rooms, message boards, social media (such as Facebook), and/or web pages), industry groups,  financial institutions, or to any current, former or prospective employees, consultants, clients, or  customers of State Street, its Affiliates or any of their respective directors, officers, employees,  agents or representatives, or about State Street’s or any of its Affiliates’ business affairs and/or  financial condition.  10. Non‐Solicitation  You agree that during your employment and for a period of eighteen (18) months from the date  of termination of your employment (in the aggregate, the “Non‐Solicit Period”), you will not,  without the prior written consent of State Street or the legal entity with whom you are  employed: (A) solicit, directly or indirectly (other than through a general solicitation of  employment not specifically directed to employees of State Street or its Affiliates), the  employment or engagement of, hire, employ or engage, recruit, or in any way assist another in  soliciting or recruiting the employment or engagement of, or otherwise induce the termination  of the employment of, any person who then or within the preceding twelve (12) months was an  Officer of State Street or any of its Affiliates (excluding any such Officer whose employment was  involuntarily terminated); or (B) engage in the Solicitation of Business from any Client or  Prospective Client on behalf of any person or entity other than State Street or its Affiliates.  If you reside in or have a primary reporting location in California or New York, clause (A) shall be  deemed to exclude the words “hire, employ or engage” and shall be construed and enforced  accordingly.  If you reside in or have a primary reporting location in California, clause (B) will apply during your  employment only and will not apply following termination of your employment.  For the purpose of this Paragraph 10, the term “Officer” shall include any person holding a  position title of Assistant Vice President or higher.  Notwithstanding the foregoing, the post‐employment period of restriction contained in this  Paragraph 10 shall be reduced by the duration of any Notice Period to which you are subject;  provided that, during such Notice Period you fully comply with your obligations under this  Paragraph 10 and under any other non‐solicitation, no‐ hire or non‐competition provision  contained in any other agreement between you and State Street or any of its Affiliates, including  any such restrictions that are a condition precedent to the receipt of compensation or benefits  under other awards, plans or arrangements of State Street and its Affiliates.  11. Notice Period Upon Resignation  To permit State Street to safeguard its business interests, including its valuable customer goodwill,  you agree to give State Street 180 days’ advance notice of your resignation.    During the Notice Period, you will cooperate with State Street and provide State Street with any  information it requests, in order to transition your duties, accomplish State Street’s business,  and/or preserve its valuable client relationships.

13 In its sole discretion, during the Notice Period, State Street may place you on a partial or  complete leave of absence and relieve you of some or all of your duties and responsibilities.  Nevertheless, except as described below, for the duration of the Notice Period you shall remain  an employee of State Street, shall continue to receive your regular salary and benefits (although  you may not be eligible for any new incentive compensation awards or, subject to applicable law,  to accrue any paid vacation time), and shall continue to be subject to and to comply with State  Street’s corporate and other policies.  You agree that should you breach this Notice Period paragraph and fail to provide notice as  required herein, in addition to remedies under law, State Street shall be entitled to injunctive  relief restricting you from employment for a period equal to the period for which notice of  resignation was required but not provided without the need to post bond.  If you have 60 or fewer days’ notice remaining in your required Notice Period, State Street may  choose to release you from your obligations under this Paragraph 11, and terminate your  employment with immediate effect and without any payment in lieu of any unexpired Notice  Period.  For the avoidance of doubt, any such release by State Street shall not affect your other  obligations under this Appendix A.  Any termination of your employment pursuant to this Notice Period paragraph, including by State  Street during the Notice Period, will be a voluntary termination for all purposes.  Notwithstanding the foregoing, this Notice Period paragraph shall not apply in the event you  terminate your employment for Good Reason as defined in an agreement or plan relating to a  change in control of State Street.  12. Non‐Competition  In consideration of your employment by State Street and the compensation and other benefits to  be provided to you under the Terms Summary to which this Appendix A is appended, you agree  that  the  restrictions  set  forth  in  this  Paragraph  12  are  necessary  to  protect  the  goodwill,  Confidential  Information (including trade secrets) and other  legitimate  interests of State Street  and its Affiliates. State Street hereby advises that you have the right to consult an attorney before  signing this agreement.  You agree that, while you are employed by State Street or any of its Affiliates and for 12 months  following the date of termination of your employment with State Street or any of its Affiliates for  any reason (in the aggregate, the “Non‐Compete Period”), you will not, anywhere in the  Restricted Area, for yourself or any other person or entity, directly or indirectly, in any Restricted  Capacity, engage in, provide services to, consult for, or be employed by a business that provides  products or services competitive with any products or services of State Street or any of its  Affiliates with respect to which you were involved at any time during your employment or, with  respect to the portion of the Non‐Compete Period that follows termination of your employment,  within the two years preceding the date of the termination of your employment with State Street  or any of its Affiliates:  The Non‐Compete Period will be reduced by one day for every day during which, at State Street’s  direction, you are on a complete leave of absence pursuant to Paragraph 11.  If you reside in or have a primary reporting location in Massachusetts at the time your  employment ends, then the following special rules apply. First, If State Street terminates your  employment not for Cause, as defined below, then the Non‐Compete Period will end upon the  termination of your employment. Second, if you violate a fiduciary duty to State Street or any of  its Affiliates, then the post‐employment portion of the Non‐Compete Period shall be extended by

14 the time during which you engage in such activities, for up to a total of two (2) years following  termination of your employment.  For purposes of this Paragraph 12, the following definitions apply:  “Cause” means (i) State Street’s good faith determination that it has a reasonable basis for  dissatisfaction with your employment for reasons such as lack of capacity or diligence, failure to  conform to usual standards of conduct, or other culpable or inappropriate behavior or (ii) other  grounds for discharge that are reasonably related, in State Street’s honest judgment, to the needs  of the business of it and any of its Affiliates. The definition applies only to the enforceability of  this Paragraph 12 and any other non‐competition agreement between you and State Street or  any of its Affiliates.  It does not in any way modify the at‐will employment relationships between  you and State Street.  “Restricted Area” means anywhere that State Street or any of its Affiliates markets its products  or services (which you acknowledge specifically includes the entire world), or with respect to the  portion of the Non‐Compete Period that follows termination of your employment, anywhere in  which you provided services or had a material presence or influence on behalf of State Street or  any of its Affiliates at any time within the 2‐year period immediately preceding such termination.  “Restricted Capacity” means any capacity, or with respect to the portion of the Non‐Compete  Period that follows termination of your employment, any capacity that is the same or similar to  the capacity in which you were employed by State Street at any time within the 2‐year period  immediately preceding such termination and/or involves any services that you provided to State  Street or any of its Affiliates at any time within such 2‐year period.